                                                                   Exhibit 10.23

                              REVOLVING LOAN NOTE
                              -------------------

                                FIRST AMENDMENT
                                ---------------

     This First Amendment is made as of April 30, 1997 by and among BROOKS AUTOMATION, INC., BROOKS AUTOMATION CANADA CORP., BROOKS AUTOMATION K.K., BROOKS AUTOMATION LTD. and BROOKS AUTOMATION MASSACHUSETTS SECURITIES CORP. (collectively, the "Borrower") and USTRUST, (the "Lender").

     WHEREAS, the Borrower executed and delivered its $15,000,000 Revolving Loan Note dated June 25, 1996 and payable to the Lender (the "Note") in connection with that certain Loan Agreement by and between the Borrower and the Lender dated June 25, 1996 (the "Loan Agreement"); and

     WHEREAS, the Borrower and the Lender have herewith executed a First Amendment to the Loan Agreement which provides for an extension of the Revolving Loan.

     NOW THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained herein and of those contained in the Note and the Loan Agreement and of the faithful performance of said covenants and agreements, the Borrower and the Lender covenant, agree, represent and warrant as follows:

     1. Terms. Terms defined in the Note are used herein as so defined unless
        -----
        otherwise specifically stated herein.

     2. Representations and Warranties. In order to induce the Lender to enter
        ------------------------------
        into this First Amendment and to consent to the amendment of the Note, the Borrower hereby affirms and restates as of the date thereof and hereof each of the representations, warranties and covenants of the Borrower contained in the Note and the Loan Agreement.

     3. Amendment. The first sentence in the fifth paragraph on page 1 of the
        ---------
        Note is amended and shall hereafter read as follows:

        "This Note is issued under and pursuant to the terms of a Loan Agreement dated as of June 25, 1996, as amended by a First Amendment dated April 30, 1997 (as amended, the "Loan Agreement") between the Borrower and the Lender to which Loan Agreement reference is hereby made for a statement of such terms and the respective rights of the Borrower and the holder of this Note; which Loan Agreement by reference thereto is made a part hereof to the same and full extent as if set out and incorporated herein."

     4. Except as specifically amended hereby, all of the terms and provisions of the Note shall remain in full force and effect.

     5. This First Amendment shall be binding upon and inure to the benefit to the parties hereto, their successors and assigns.

     EXECUTED as an instrument under seal after the date first above written.

USTRUST                                BROOKS AUTOMATION, INC.

By:/s/ Robert L. Whitmore              By:/s/ Stanley D. Piekos
   ----------------------------------     -----------------------------
   Robert L. Whitmore, Vice President

                                       BROOKS AUTOMATION CANADA
                                       CORP.

                                       By:/s/ Stanley D. Piekos
                                          -----------------------------

                                       BROOKS AUTOMATION K.K.

                                       By:/s/ Stanley D. Piekos
                                          -----------------------------

                                       BROOKS AUTOMATION
                                       MASSACHUSETTS
                                       SECURITIES CORP.

                                       By:/s/ Stanley D. Piekos
                                          -----------------------------

                                       BROOKS AUTOMATION LTD.

                                       By:/s/ Stanley D. Piekos
                                          -----------------------------